EXECUTION VERSION

SEVENTH AMENDMENT TO SECOND AMENDED AND

RESTATED PURCHASE AND SALE AGREEMENT

SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of June 1, 2008, between ARVINMERITOR RECEIVABLES CORPORATION, a Delaware corporation (the “Buyer”) and ARVINMERITOR OE, LLC, a Delaware limited liability company, EUCLID INDUSTRIES, LLC, a Delaware limited liability company, MERITOR HEAVY VEHICLE BRAKING SYSTEMS (USA), INC., a Delaware corporation, MERITOR HEAVY VEHICLE SYSTEMS, LLC, a Delaware limited liability company, MERITOR TRANSMISSION CORPORATION, a Delaware corporation, and ARVINMERITOR ASSEMBLY LLC, a Delaware limited liability company (each of the foregoing other than the Buyer, an “Originator” and collectively, the “Originators”).

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Second Amended and Restated Purchase and Sale Agreement dated as of September 19, 2005, between the Buyer and the Originators, as amended (the “Agreement”), is hereby further amended as follows:

1.            The definition of “Designated Receivable” in Section 1.1 of the Agreement is amended to read as follows:

“Designated Receivable” means all indebtedness and other obligations (i) arising from the sale of goods or the provision of services by an Originator to General Motors Corporation or any of its subsidiaries arising on or after May 8, 2006, (ii) arising from the sale of goods or the rendition of services by ArvinMeritor OE, LLC at or from the facility located at 181 Bennett Drive, Pulaski, Tennessee, in respect of which an invoice is issued for the first time after September 29, 2006, (iii) arising from the sale of goods or the provision of services by an Originator to Ford Motor Company or any of its subsidiaries arising on or after November 6, 2006, (iv) arising from the sale of goods or the rendition of services by ArvinMeritor OE, LLC or by Meritor Heavy Vehicle Systems, LLC at or from the facilities located at 201 North Harris Drive, Dexter, Missouri, 601 South Gladstone, Columbus, Indiana, or 950 West Road 450 South, Columbus, Indiana, in respect of which an invoice is issued for the first time after February 4, 2007, (v) arising from the sale of goods or the rendition of services by ArvinMeritor Emissions Technologies Spartanburg, Inc. at or from the facility located at 2651 New Cut Road, Spartanburg, South Carolina, in respect of which an invoice is issued for the first time after February 4, 2007, (vi) arising from the sale of goods or the rendition of services by ArvinMeritor Assembly, LLC at or from the facility located at 24850 Northline Road, Taylor, Michigan in respect of which an invoice is issued for the first time after February 4, 2007; (vii) arising from the sale of goods or the provision of services by an Originator to Chrysler Holdings LLC or any of its subsidiaries arising on or after March 31, 2008; and (viii) arising from the sale of goods or the provision of services by ArvinMeritor

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OE, LLC in respect of which an invoice is issued for the first time after June 1, 2008.

2.            THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)).

3.            This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

<Signature pages follow>

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IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their duly authorized officers as of the date first above written.

ArvinMeritor Receivables Corporation,
as Buyer

By:       /s/ Mary Lehmann

Name:	Mary Lehmann
Title:	President and Treasurer

ArvinMeritor OE, LLC, as an Originator

By:       /s/ Mary Lehmann

Name:	Mary Lehmann
Title:	Vice President and Treasurer

ArvinMeritor Assembly LLC, as an Originator

By:       /s/ Mary Lehmann

Name:	Mary Lehmann
Title:	Vice President and Treasurer

Euclid Industries, LLC, as an Originator

By:       /s/ Mary Lehmann

Name:	Mary Lehmann
Title:	Vice President and Treasurer

Meritor Heavy Vehicle Braking Systems
(USA), Inc., as an Originator

By:       /s/ Mary Lehmann

Name:	Mary Lehmann
Title:	Vice President and Treasurer

Meritor Heavy Vehicle Systems, LLC,
as an Originator

By:       /s/ Mary Lehmann

Name:	Mary Lehmann
Title:	Vice President and Treasurer

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MERITOR TRANSMISSION CORPORATION, as an    Originator

By:       /s/ Mary Lehmann

Name:	Mary Lehmann
Title:	Vice President and Treasurer

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CONSENT

Reference is made to that certain Loan Agreement dated as of September 19, 2005 among ArvinMeritor Receivables Corporation, ArvinMeritor Inc., the Lenders and Co-Agents from time to time party thereto, and SunTrust Robinson Humphrey, Inc. as Administrative Agent, as amended (the “Loan Agreement”); and all capitalized terms used in this Consent and not otherwise defined herein are used with the terms ascribed to them in such Loan Agreement. Pursuant to Section 15.2 of the Loan Agreement, the Co-Agents have determined that only the consent of the Administrative Agent is required in connection with the foregoing Seventh Amendment to Second Amended and Restated Purchase and Sale Agreement, and accordingly, by signing below, the Administrative Agent hereby consents to the execution, delivery, and performance thereof by Borrower and the Originators.

Dated: June 1, 2008

SUNTRUST ROBINSON HUMPHREY, INC.,
as Administrative Agent

By:        /s/        Michael G. Maza

Name:                          Michael G. Maza

Title:                            Managing Director

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